Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Committee's policy is to generally grant annual equity awards under our LTIP at the first Committee meeting following the release of the Company's earnings for the most recently-ended year. This meeting is scheduled approximately 24 months in advance and targeted to fall within the window period following the release of the Company's earnings for the fourth quarter of the previous year. For awards other than annual equity awards, such as those granted in connection with new hires or for promotional, retention or other ad hoc purposes, the awards will generally be granted effective on the third trading day after the date of the earnings release of the Company that next follows. In the case of a new hire award, the effective date of the grant will generally be the later of the date on which the new hire starts or the date on which the award is approved or, in the case of other awards that are not annual equity awards, the date on which the award is approved, unless a different effective date is designated as part of the approval. The Committee may modify the timing of grants based on business needs, changing compensation practices or other factors, in the discretion of the Committee. The Committee does not take into account material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

The per share exercise or grant price of any stock option or stock appreciation rights award cannot be less than the fair market value of the Company's common stock on the grant date.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false